Exhibit 99.1

Regal Entertainment Group Reports Results for Third Quarter 2009 and
Declares Quarterly Dividend

Knoxville, Tennessee – October 29, 2009 – Regal Entertainment Group (NYSE: RGC), a leading motion picture exhibitor owning and operating the largest theatre circuit in the United States, today announced fiscal third quarter 2009 results and declared a cash dividend of $0.18 per common share.

Total revenues for the third quarter ended October 1, 2009 were $673.5 million compared to total revenues of $757.6 million for the third quarter ended September 25, 2008.  Net income (loss) attributable to controlling interest was $(1.8) million in the third quarter of 2009 compared to $31.0 million in the third quarter of 2008.  Diluted earnings (loss) per share was $(0.01) for the third quarter of 2009 compared to $0.20 during the third quarter of 2008. Adjusted diluted earnings per share(1) was $0.05 for the third quarter of 2009 compared to $0.25 during the third quarter of 2008. Adjusted EBITDA(4) was $105.9 million for the third quarter of 2009 and $146.9 million for the third quarter of 2008.

Total revenues for the three quarters ended October 1, 2009 were $2,128.3 million compared to total revenues of $2,060.2 million for the three quarters ended September 25, 2008.  Net income attributable to controlling interest was $60.0 million in the first three quarters of 2009 compared to $82.8 million in the first three quarters of 2008.  Diluted earnings per share was $0.39 for the first three quarters of 2009 compared to $0.53 during the first three quarters of 2008. Adjusted diluted earnings per share(1) was $0.51 for the first three quarters of 2009 compared to $0.61 during the first three quarters of 2008. Adjusted EBITDA(4) was $403.0 million for the first three quarters of 2009 and $402.4 million for the first three quarters of 2008.

The comparability of results for both the quarter and three quarters ended October 1, 2009 to prior periods was impacted by a shift in Regal’s fiscal calendar. (6) Reconciliations of non-GAAP financial measures are provided in the financial schedules accompanying this press release.

Regal’s Board of Directors also today declared a cash dividend of $0.18 per Class A and Class B common share, payable on December 17, 2009, to stockholders of record on December 9, 2009.  The Company intends to pay a regular quarterly dividend for the foreseeable future at the discretion of the Board of Directors depending on available cash, anticipated cash needs, overall financial condition, loan agreement restrictions, future prospects for earnings and cash flows as well as other relevant factors.

“We are pleased with the strong year-to-date box office results, the success of films released in the premium-priced 3-D and IMAX formats, and the increase in our year-to-date free cash flow,” stated Amy Miles, CEO of Regal Entertainment Group. “We are also encouraged by the early fourth quarter box office results and the outlook for the remainder of the year,” Miles continued.

Forward-looking Statements:

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements included herein, other than statements of historical fact, may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from the Company’s expectations are disclosed in the risk factors contained in the Company’s 2008 Annual Report on Form 10-K filed with the

Regal Entertainment Group Reports Results for Third Quarter 2009 and Declares Quarterly Dividend
October 29, 2009

Securities and Exchange Commission on March 2, 2009. All forward-looking statements are expressly qualified in their entirety by such factors.

Conference Call:

Regal Entertainment Group management will conduct a conference call to discuss third quarter 2009 results on October 29, 2009 at 4:30 p.m. (Eastern Time).  Interested parties can listen to the call live on the Internet through the investor relations section of the Company’s Web site: www.REGmovies.com, or by dialing 877-407-0778 (Domestic) and 201-689-8565 (International). Please dial in to the call at least 5 - 10 minutes prior to the start of the call or go to the Web site at least 15 minutes prior to the call to download and install any necessary audio software.  When prompted, ask for the Regal Entertainment Group conference call.  A replay of the call will be available beginning approximately two hours following the call.  Those interested in listening to the replay of the conference call should dial 877-660-6853 (Domestic) or 201-612-7415 (International) and enter account #286 and conference call ID #330820.  In addition, this press release and other pertinent statistical and financial information are available in the investor relations section of the Company’s Web site: www.REGmovies.com.

About Regal Entertainment Group

Regal Entertainment Group (NYSE: RGC) is the largest motion picture exhibitor in the United States. The Company’s theatre circuit, comprising Regal Cinemas, United Artists Theatres and Edwards Theatres, operates 6,775 screens in 548 locations in 39 states and the District of Columbia. Regal operates theatres in all of the top 32 and 44 of the top 50 U.S. designated market areas. We believe that the size, reach and quality of the Company’s theatre circuit not only provide its patrons with a convenient and enjoyable movie-going experience, but is also an exceptional platform to realize economies of scale in theatre operations.

Additional information is available on the Company’s Web site at www.REGmovies.com.

Financial Contacts:	Media Contact:

Don De Laria	Dick Westerling
Regal Entertainment Group	Regal Entertainment Group
Vice President – Investor Relations	Senior Vice President - Marketing
865-925-9685	865-925-9539
ddelaria@regalcinemas.com	dick.westerling@regalcinemas.com

Regal Entertainment Group Reports Results for Third Quarter 2009 and Declares Quarterly Dividend

October 29, 2009

Regal Entertainment Group

Consolidated Statements of Income (Loss) Information

For the Fiscal Quarters and Three Quarters Ended 10/01/09 and 09/25/08

(in millions, except per share data)

(unaudited)

	Quarter Ended		Three Quarters Ended
	Oct. 1, 2009	Sept. 25, 2008(5)	Oct. 1, 2009	Sept. 25, 2008(5)
Revenues
Admissions	$463.4	$516.8	$1,464.6	$1,404.5
Concessions	182.6	209.6	576.9	564.6
Other operating revenues	27.5	31.2	86.8	91.1
Total revenues	673.5	757.6	2,128.3	2,060.2

Operating expenses
Film rental and advertising costs	244.6	282.0	767.7	744.9
Cost of concessions	27.1	30.4	82.8	78.6
Rent expense	93.7	94.1	282.2	267.4
Other operating expenses	194.2	197.2	575.9	546.3
General and administrative expenses (including share-based compensation expense of $1.7 and $1.4 for the quarters ended Oct. 1, 2009 and Sept. 25, 2008, respectively, and $4.3 for the three quarters ended Oct. 1, 2009 and Sept. 25, 2008)	17.1	15.5	47.8	46.3
Depreciation and amortization	51.2	51.1	151.6	147.3
Net loss on disposal and impairment of operating assets	7.2	11.5	23.1	16.0
Joint venture employee compensation	—	0.1	—	0.4
Income from operations	38.4	75.7	197.2	213.0

Interest expense, net	40.3	29.9	114.5	91.7
Earnings recognized from NCM	(7.4)	(7.1)	(26.8)	(21.4)
Loss on debt extinguishment	7.4	—	7.4	3.0
Other, net	1.0	0.6	2.0	1.9
Income (loss) before income taxes	(2.9)	52.3	100.1	137.8
Provision for (benefit from) income taxes	(1.0)	21.3	40.3	55.1
Net income (loss)	(1.9)	31.0	59.8	82.7
Noncontrolling interest, net of tax	0.1	—	0.2	0.1
Net income (loss) attributable to controlling interest	$(1.8)	$31.0	$60.0	$82.8

Diluted earnings (loss) per share	$(0.01)	$0.20	$0.39	$0.53
Adjusted diluted earnings per share(1)	$0.05	$0.25	$0.51	$0.61
Weighted average number of diluted shares outstanding(2)	153.1	153.8	154.1	155.7
Adjusted weighted average number of diluted shares outstanding(3)	154.0	153.8	154.1	155.7

Consolidated Summary Balance Sheet Information

(dollars in millions)

(unaudited)

	As of	As of
	Oct. 1, 2009	Jan. 1, 2009(5)

Cash and cash equivalents	$192.3	$170.2
Total assets	2,512.5	2,595.8
Total debt	2,000.6	2,004.9
Total stockholders’ deficit of Regal Entertainment Group	(257.9)	(235.5)

Regal Entertainment Group Reports Results for Third Quarter 2009 and Declares Quarterly Dividend

October 29, 2009

Operating Data

(unaudited)

	Quarter Ended
	Oct. 1, 2009	Sept. 25, 2008(5)
Theatres at period end	548	551
Screens at period end	6,775	6,782
Average screens per theatre	12.4	12.3
Attendance (in thousands)	57,098	66,813
Average ticket price	$8.12	$7.74
Average concessions per patron	$3.20	$3.14

Reconciliation of EBITDA to Net Cash Provided by (Used in) Operating Activities

(dollars in millions)

(unaudited)

	Quarter Ended		Three Quarters Ended
	Oct. 1, 2009	Sept. 25, 2008(5)	Oct. 1, 2009	Sept. 25, 2008(5)

EBITDA	$88.7	$133.3	$366.4	$376.9
Interest expense, net	(40.3)	(29.9)	(114.5)	(91.7)
Provision for income taxes	1.0	(21.3)	(40.3)	(55.1)
Deferred income taxes	2.6	(2.0)	(1.7)	(29.3)
Changes in operating assets and liabilities	(91.3)	(127.6)	(45.0)	(112.6)
Loss on debt extinguishment	7.4	—	7.4	3.0
Other items, net	15.1	18.1	47.7	35.9
Net cash provided by (used in) operating activities	$(16.8)	$(29.4)	$220.0	$127.1

Reconciliation of EBITDA to Adjusted EBITDA

(dollars in millions)

(unaudited)

	Quarter Ended		Three Quarters Ended
	Oct. 1, 2009	Sept. 25, 2008(5)	Oct. 1, 2009	Sept. 25, 2008(5)

EBITDA	$88.7	$133.3	$366.4	$376.9
Net loss on disposal and impairment of operating assets	7.2	11.5	23.1	16.0
Share-based compensation expense	1.7	1.4	4.3	4.3
Joint venture employee compensation	—	0.1	—	0.4
Loss on debt extinguishment	7.4	—	7.4	3.0
Noncontrolling interest, net of tax and other, net	0.9	0.6	1.8	1.8
Adjusted EBITDA(4)	$105.9	$146.9	$403.0	$402.4

Free Cash Flow

(dollars in millions)

(unaudited)

	Quarter Ended		Three Quarters Ended
	Oct. 1, 2009	Sept. 25, 2008	Oct. 1, 2009	Sept. 25, 2008

Net cash provided by (used in) operating activities	$(16.8)	$(29.4)	$220.0	$127.1
Capital expenditures	(25.4)	(28.5)	(86.3)	(99.1)
Proceeds from asset sales	—	0.3	0.4	3.6
Free cash flow(4)	$(42.2)	$(57.6)	$134.1	$31.6

Regal Entertainment Group Reports Results for Third Quarter 2009 and Declares Quarterly Dividend

October 29, 2009

Reconciliation to Diluted Earnings (Loss) Per Share and Net Income (Loss)

(dollars in millions, except per share data)

(unaudited)

	Quarter Ended		Three Quarters Ended
	Oct. 1, 2009	Sept. 25, 2008(5)	Oct. 1, 2009	Sept. 25, 2008(5)

Net income (loss) attributable to controlling interest	$(1.8)	$31.0	$60.0	$82.8
Loss on debt extinguishment, net of related tax effects	4.5	—	4.5	1.8
Net loss on disposal and impairment of operating assets, net of related tax effects	4.4	7.0	14.0	9.7
Net income attributable to controlling interest, excluding loss on debt extinguishment and net loss on disposal and impairment of operating assets, net of related tax effects	$7.1	$38.0	$78.5	$94.3

Weighted average number of diluted shares outstanding(2)	153.1	153.8	154.1	155.7
Weighted average effect of dilutive securities	0.9	—	—	—
Adjusted weighted average number of diluted shares outstanding(3)	154.0	153.8	154.1	155.7

Adjusted diluted earnings per share(1)	$0.05	$0.25	$0.51	$0.61
Diluted earnings (loss) per share	$(0.01)	$0.20	$0.39	$0.53

(1)        We have included adjusted diluted earnings per share, which is diluted earnings (loss) per share excluding loss on debt extinguishment, net of related tax effects and net loss on disposal and impairment of operating assets, net of related tax effects, because we believe it provides investors with a useful industry comparative and is a financial measure used by management to assess the performance of our Company.

(2)        Represents reported weighted average number of diluted shares outstanding for purposes of computing diluted earnings (loss) per share for the quarters and three quarters ended October 1, 2009 and September 25, 2008.  Since the Company reported a net loss attributable to controlling interest of $1.8 million for the quarter ended October 1, 2009, no common stock equivalents were included as the effect would have been antidilutive.

(3)        Represents the weighted average number of diluted shares outstanding, after giving effect to common stock equivalents that had a dilutive effect on the computation of adjusted earnings per diluted share for the quarter and three quarters ended October 1, 2009.

(4)        Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization expense, net loss on disposal and impairment of operating assets, share-based compensation expense, joint venture employee compensation, loss on debt extinguishment , noncontrolling interest, net of tax and other, net) was approximately $105.9 million for the quarter ended Oct. 1, 2009.  We believe EBITDA, Adjusted EBITDA and Free Cash Flow provide useful measures of cash flows from operations for our investors because EBITDA, Adjusted EBITDA and Free Cash Flow are industry comparative measures of cash flows generated by our operations and because they are financial measures used by management to assess the liquidity of our Company.  EBITDA, Adjusted EBITDA and Free Cash Flow are not measurements of liquidity under U.S. generally accepted accounting principles and should not be considered in isolation or construed as a substitute for other operations data or cash flow data prepared in accordance with U.S. generally accepted accounting principles for purposes of analyzing our liquidity.  In addition, not all funds depicted by EBITDA, Adjusted EBITDA and Free Cash Flow are available for management’s discretionary use.  For example, a portion of such funds are subject to contractual restrictions and functional requirements to pay debt service, fund necessary capital expenditures and meet other commitments from time to time as described in more detail in the Company’s 2008 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2009.  EBITDA, Adjusted EBITDA and Free Cash Flow, as calculated, may not be comparable to similarly titled measures reported by other companies.

(5)        Effective January 2, 2009, we retrospectively adopted certain provisions of FASB Accounting Standards Codification Subtopic 470-20, Debt—Debt with Conversion and Other Options (“ASC Subtopic 470-20”). Our 6¼% Convertible Senior Notes and the 3¾% Convertible Senior Notes are within the scope of ASC Subtopic 470-20; therefore, we were required to retrospectively record the debt portions of the 6¼% Convertible Senior Notes and the 3¾% Convertible Senior Notes at their fair values as of the respective dates of issuance and amortize the related debt discount into interest expense over the life of each debt instrument during the periods in which the debt instruments are outstanding.

During the quarter ended September 25, 2008, we retrospectively recorded approximately $0.9 million of non-cash interest expense for the 6¼% Convertible Senior Notes.  After related tax effects, the resulting decrease in net income attributable to controlling interest from the adoption of ASC Subtopic 470-20 was approximately $0.6 million for the quarter ended September 25, 2008.  During the three quarters ended September 25, 2008, we retrospectively recorded approximately $3.1 million of non-cash interest expense for the 6¼% Convertible Senior Notes and the 3¾% Convertible Senior Notes. In addition, for the three quarters ended September 25, 2008, amounts previously recorded for loss on debt extinguishment and provision for income taxes were retrospectively adjusted by $67.5 million and $24.0 million, respectively.  The resulting increase in net income attributable to controlling interest from the adoption of ASC Subtopic 470-20 was approximately $40.4 million for the three quarters ended September 25, 2008.   In addition, the unaudited

Regal Entertainment Group Reports Results for Third Quarter 2009 and Declares Quarterly Dividend

October 29, 2009

consolidated summary balance sheet information as of January 1, 2009 presented herein has been retrospectively adjusted to give effect to the adoption of ASC Subtopic 470-20 as follows:

	As of January 1, 2009 (Previously Reported)	Impact of ASC Subtopic 470-20	As of January 1, 2009 (As Revised for ASC Subtopic 470-20)
	(in millions)
Total assets	$2,599.5	$(3.7)	$2,595.8
Total debt	2,014.4	(9.5)	2,004.9
Total stockholders’ deficit of Regal Entertainment Group	(241.3)	5.8	(235.5)

(6)        The comparability of the quarter ended October 1, 2009 to the quarter ended September 25, 2008 was impacted by a shift in our quarterly fiscal calendar, which resulted in the traditionally robust attendance week leading up to July 4th being included in the Q3 2008 period, but not the Q3 2009 period.  In addition, the comparability of the three quarters ended October 1, 2009 to the three quarters ended September 25, 2008 was impacted by a shift in our annual fiscal calendar, which resulted in the traditionally high attendance week between Christmas and New Years Day being included in the Fiscal 2008 Period, but not the Fiscal 2009 Period, and by our acquisition of 400 screens from Consolidated Theatres on April 30, 2008.